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Exhibit 10.14

SPONSOR WARRANTS AND CO-INVESTMENT UNITS
SUBSCRIPTION AGREEMENT

        This SUBSCRIPTION AGREEMENT (this "Agreement") is made as of the 16th day of November, 2007, by and among Third Wave Acquisition Corp., a Delaware corporation (the "Company"), and the persons or entities listed on the signature page hereto under the heading "Subscriber" (each, a "Subscriber" and collectively, the "Subscribers").

        WHEREAS, the Company intends to engage in an initial public offering (the "IPO") of units (the "Units"), each Unit consisting of one share of the Company's common stock, par value $0.001 per share (the "Common Stock"), and one warrant to purchase one share of Common Stock (a "Warrant");

        WHEREAS, immediately prior to the consummation of the IPO, the Company desires to sell, and the Subscribers desire to purchase, on a private placement basis (the "Sponsor Warrant Offering") an aggregate of 7,800,000 Warrants (the "Sponsor Warrants"), each Sponsor Warrant entitling the holder thereof to purchase one share of Common Stock (the "Sponsor Warrant Shares") at an exercise price of $7.50, in accordance with the terms of the Sponsor Warrants as set forth in the Warrant Agreement entered into by and between the Company and American Stock Transfer & Trust Company, as warrant agent (the "Warrant Agreement");

        WHEREAS, immediately prior to the consummation of a Business Combination (as defined below), the Company desires to sell, and the Subscribers desire to purchase, on a private placement basis (the "Co-Investment Unit Offering" and, together with the Sponsor Warrant Offering, the "Offerings") an aggregate of 3,500,000 units (the "Co-Investment Units" and, together with the Sponsor Warrants, the "Securities"), each Co-Investment Unit consisting of one share of Common Stock (the "Co-Investment Shares") and one Warrant (the "Co-Investment Warrants") to purchase one share of Common Stock (the "Co-Investment Warrant Shares"); and

        WHEREAS, the Subscribers wish to purchase the number of Sponsor Warrants and Co-Investment Units set forth on Schedule I, and the Company wishes to accept such subscription.

        NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the Company and the Subscriber do hereby agree as follows:

        Section 1.    Agreement to Subscribe for Sponsor Warrants.

          Section 1.1    Purchase and Issuance of the Sponsor Warrants.    Each Subscriber hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to each Subscriber, the number of Sponsor Warrants set forth adjacent to such Subscriber's name on Schedule I attached hereto at a purchase price of $1.00 per Sponsor Warrant (the "Per Sponsor Warrant Price"), on the terms and conditions set forth herein. The aggregate purchase price for each Subscriber's Sponsor Warrants (the "Sponsor Warrants Purchase Price") is set forth adjacent to such Subscriber's name on Schedule I attached hereto under the caption "Sponsor Warrants Aggregate Purchase Price."

          Section 1.2    Delivery of the Sponsor Warrants Purchase Price.    Upon execution of this Agreement, the Subscribers are hereby bound to fulfill their respective obligations hereunder, and the Subscribers purchasing Sponsor Warrants hereby irrevocably commit to deliver into a trust account (the "Trust Account") at JP Morgan Chase bank, maintained by American Stock Transfer & Trust Company, acting as trustee (the "Trustee"), on the date of the closing of the Sponsor Warrants Offering (the "Sponsor Warrants Closing") the Sponsor Warrants Purchase

  Price by bank check, wire transfer or such other form of payment as shall be acceptable to the Trustee, in its sole and absolute discretion.

          Section 1.3    Sponsor Warrants Closing.    The Sponsor Warrants Closing shall take place at the offices of the Company, or such other place as may be agreed upon by the parties hereto, immediately prior to the consummation of the IPO.

        Section 2.    Agreement to Subscribe for Co-Investment Units.

          Section 2.1    Purchase and Issuance of the Co-Investment Units.    Each Subscriber hereby agrees to subscribe for and purchase from the Company, and the Company hereby agrees to issue and sell to each Subscriber, the number of Co-Investment Units set forth below such Subscriber's name on Schedule I attached hereto at a purchase price of $10.00 per Co-Investment Unit (the "Per Co-Investment Unit Price"), on the terms and conditions set forth herein. The aggregate purchase price for each Subscriber's Co-Investment Units (the "Co-Investment Units Purchase Price") is set forth adjacent to such Subscriber's name on Schedule I attached hereto under the caption "Co-Investment Units Aggregate Purchase Price."

          Section 2.2    Delivery of the Co-Investment Units Purchase Price.    Upon execution of this Agreement, the Subscribers are hereby bound to fulfill their respective obligations hereunder, and the Subscribers purchasing Co-Investment Units hereunder hereby irrevocably commit to deliver to the Company the Co-Investment Units Purchase Price by bank check or wire transfer, on the date of the closing of the Co-Investment Units Offering (the "Co-Investment Units Closing").

          Section 2.3    Co-Investment Units Closing.    The Co-Investment Units Closing shall take place at the offices of the Company, or such other place as may be agreed upon by the parties hereto, concurrently with the consummation of a Business Combination.

          Section 2.4    Conditions Precedent.    The obligations of each of the Subscribers purchasing Co-Investment Units hereunder and the Company to consummate the Co-Investment Units Closing is subject to the Company's consummation of a Business Combination.

          Section 2.5    Adjustments to Number of Co-Investment Units.

          (a)   If after the date hereof, and subject to the provisions of Section 2.5(e) below, the number of outstanding shares of Common Stock is increased by a stock dividend payable in shares of Common Stock, or by a split-up of shares of Common Stock, or other similar event, then, on the effective date of such stock dividend, split-up or similar event, the number of shares of Common Stock underlying the Co-Investment Units shall be increased in proportion to such increase in outstanding shares of Common Stock.

          (b)   If after the date hereof, and subject to the provisions of Section 2.5(e) below, the number of outstanding shares of Common Stock is decreased by a consolidation, combination, reverse stock split or reclassification of shares of Common Stock or other similar event, then, on the effective date of such consolidation, combination, reverse stock split, reclassification or similar event, the number of shares of Common Stock underlying the Co-Investment Units shall be decreased in proportion to such decrease in outstanding shares of Common Stock.

          (c)   In case of any reclassification or reorganization of the outstanding shares of Common Stock (other than a change covered by Section 2.5(a) or 2.5(b) hereof or that solely affects the par value of such shares of Common Stock), or in the case of any merger or consolidation of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or reorganization of the outstanding shares of Common Stock), or in the case of any sale or conveyance to another corporation or entity of the assets or other property of the Company as an entirety or substantially as an entirety in connection with which the Company is dissolved, subject to the terms and conditions hereof and in reliance upon the representations and warranties of the parties contained herein, upon the Co-Investment Units Closing, in consideration of the payment of the Co-Investment Units Purchase Price, the Subscribers purchasing Co-Investment Units hereunder shall purchase and the Company shall cause to be sold and delivered to such Subscribers, in lieu of the Co-Investment Units to be purchased pursuant to this Agreement, the kind and amount of shares of stock or other securities or property (including cash) receivable upon such reclassification, reorganization, merger or consolidation, or upon a dissolution following any such sale or transfer, that such Subscribers would have received in exchange for the Co-Investment Shares and Co-Investment Warrants underlying the Co-Investment Units to be purchased pursuant to this Agreement; and if any reclassification also results in a change in shares of Common Stock covered by Section 2.5(a) or 2.5(b), then such adjustment shall be made pursuant to Sections 2.5(a), 2.5(b), this Section 2.5(c) and, with respect to the Warrants, the Warrant Agreement. The provisions of this Section 2.5(c) shall similarly apply to successive reclassifications, reorganizations, mergers or consolidations, sales or other transfers.

          (d)   Upon the occurrence of any event specified in Section 2.5(a), 2.5(b) or 2.5(c), then, in any such event, the Company shall give written notice to the Subscribers purchasing Co-Investment Units hereunder of the record date or the effective date of the event. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such event.

          (e)   If, by reason of any adjustment made pursuant to this Section 2.5, the Co-Investment Units to be purchased pursuant to this Agreement shall include a fractional interest in a Unit, the number of Co-Investment Units to be purchased pursuant to this Agreement shall be rounded up or down to the nearest whole number.

        Section 3.    Representations and Warranties of the Subscriber.

        Each Subscriber, only for itself and not with respect to any other Subscriber hereunder, represents and warrants to the Company that:

          Section 3.1    No Government Recommendation or Approval.    The Subscriber understands that no United States federal or state agency has passed upon or made any recommendation or endorsement of the Company or the Offerings.

          Section 3.2    Intent.    The Subscriber is purchasing the Securities to be purchased by the Subscriber solely for investment purposes, for the Subscriber's own account and not with a view towards the distribution or dissemination thereof and the Subscriber has no present arrangement to sell the Securities to be purchased by the Subscriber to or through any person or entity. The Subscriber understands that the Securities to be purchased by the Subscriber must be held indefinitely unless such Securities are subsequently registered under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from registration is available.

          Section 3.3    Sophisticated Investor.

          (a)   The Subscriber has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, and is capable of evaluating the merits and risks of the investment in the Securities to be purchased by the Subscriber.

          (b)   The Subscriber is able to bear the economic risk of his investment in the Securities to be purchased by the Subscriber for an indefinite period of time because the Securities to be purchased by the Subscriber and the securities underlying such Securities have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available.

          (c)   The Subscriber has adequate means of providing for its current financial needs and contingencies and will have no current or anticipated future needs for liquidity that would be jeopardized by the investment in the Securities to be purchased by the Subscriber. The Subscriber can afford a complete loss of its investment in such Securities.

          (d)   The Subscriber is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act.

          Section 3.4    Independent Investigation.    The Subscriber, in making the decision to purchase the Securities to be purchased by the Subscriber, has relied upon an independent investigation of the Company and has not relied upon any information or representations made by any third parties or upon any oral or written representations or assurances from the Company, its officers, directors or employees or any other representatives or agents of the Company, other than as set forth in this Agreement. The Subscriber is familiar with the business, operations and financial condition of the Company and has had an opportunity to ask questions of, and receive answers from, the Company's officers and directors concerning the Company and the terms and conditions of the offering of the Securities to be purchased by the Subscriber and has had full access to such other information concerning the Company as the Subscriber has requested.

          Section 3.5    Rule 144 Acknowledgements.    The Subscriber is aware of the adoption of Rule 144 by the SEC under the Securities Act ("Rule 144"), which permits limited public resale of securities acquired in a non-public offering, subject to the satisfaction of certain conditions. Subscriber understands that the Securities to be purchased by the Subscriber and the Common Stock and Warrants underlying such Securities are "restricted securities" as that term is defined in Rule 144 and that the Securities to be purchased by the Subscriber and the Common Stock and Warrants underlying such Securities must be held indefinitely by the Subscriber unless they are subsequently registered under the Securities Act or an exemption from such registration, such as Rule 144, is available. Notwithstanding the forgoing, the Subscriber further understands and acknowledges that the SEC has taken the position that the Subscriber is considered a promoter under the Securities Act and that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, would act as an "underwriter" under the Securities Act when reselling the securities of that blank check company. Accordingly, Rule 144 will not be available for the resale of the Securities to be purchased by the Subscriber and the Common Stock and Warrants underlying such Securities despite technical compliance with the requirements of Rule 144, in which event the resale transactions would need to be made through a registered offering.

          Section 3.6    Authority.    The Subscriber has all necessary limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All limited liability company action necessary to be taken by the Subscriber to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Subscriber in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Subscriber. Subject to the terms and conditions of this Agreement, this Agreement constitutes a valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity); and (b) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Agreement. The purchase by the Subscriber of the Securities to be purchased by the Subscriber does not conflict with the organizational documents of the

  Subscriber or with any material contract by which the Subscriber or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Subscriber or its property. The principal place of business and executive offices of the Subscriber are as set forth on the signature page hereto.

          Section 3.7    No Legal Advice from Company.    The Subscriber acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with the Subscriber's legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, the Subscriber is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

          Section 3.8    Reliance on Representations and Warranties.    The Subscriber understands that the Securities to be purchased by the Subscriber are being offered and sold to the Subscriber in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth in this Agreement in order to determine the applicability of such provisions.

          Section 3.9    No Advertisements.    The Subscriber did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act.

          Section 3.10    Blank Check Company Status.    The Subscriber understands that the Company is a blank check development stage company recently formed for the purpose of consummating a Business Combination and understands that there is no assurance as to the future performance of the Company and that the Company may never effectuate a Business Combination.

          Section 3.11    Legend.    The Subscriber acknowledges and agrees that the certificates evidencing the Securities to be purchased by the Subscriber and the Common Stock and Warrants underlying such Securities shall bear a restrictive legend (the "Legend"), in the form and substance as set forth in Section 5 hereof, prohibiting the offer, sale, pledge or transfer of the securities, except (a) pursuant to an effective registration statement filed under the Securities Act, (b) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (c) pursuant to any other exemption from the registration requirements of the Securities Act.

        Section 4.    Representations and Warranties of the Company.

        The Company represents and warrants to each Subscriber that:

          Section 4.1    Organization and Qualification.    The Company is a corporation duly incorporated and existing in good standing under the laws of the state of Delaware and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

          Section 4.2    Authorization; Enforcement.    (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Units, Common Stock and Warrants in accordance with the terms hereof, (b) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (c) this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by Federal and state securities laws or principles of public policy.

          Section 4.3    No Conflicts.    The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not (a) result in a violation of the Company's Certificate of Incorporation or By-Laws or (b) conflict with, or constitute a default under any agreement, indenture or instrument to which the Company is a party. Other than any SEC or state securities filings that may be required to be made by the Company subsequent to the Sponsor Warrants Closing or Co-Investment Units Closing, as applicable, and any registration statement which may be filed pursuant thereto, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or issue the Securities in accordance with the terms hereof.

        Section 5.    Legends; Denominations

          Section 5.1    Legend.    The Company will issue the Securities to be purchased by the Subscriber in the name of the Subscriber and in such denominations to be specified by the Subscriber prior to the Sponsor Warrants Closing or the Co-Investment Units Closing, as applicable. The Securities will bear the following Legends and appropriate "stop transfer" instructions:

    "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS CONTAINED IN A SECURITIES ESCROW AGREEMENT (THE "AGREEMENT") AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE ESCROW PERIOD (AS DEFINED IN THE AGREEMENT).

    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THIS CORPORATION, IS AVAILABLE."

          Section 5.2    Subscriber's Compliance.    Nothing in this Section 5 shall affect in any way the Subscriber's obligations and agreement to comply with all applicable securities laws upon resale of the Securities purchased by such Subscriber.

          Section 5.3    Company's Refusal to Register Transfer of Sponsor Warrants.    The Company shall refuse to register any transfer of the Securities if, in the sole judgment of the Company, such purported transfer would not be made (a) pursuant to an effective registration statement filed under the Securities Act, or (b) pursuant to an available exemption, if any, from the registration requirements of the Securities Act.

        Section 6.    Escrow

        Upon consummation of the IPO, the Subscribers shall enter into a securities escrow agreement by and between the Company and American Stock Transfer & Trust Company, as escrow agent, substantially in the form attached hereto as Exhibit A (the "Securities Escrow Agreement"), whereby the Sponsor Warrants shall be held in escrow until the consummation of a Business Combination and the Co-Investment Units shall be held in escrow until 180 days after the consummation of a Business Combination. As used in this Agreement, a "Business Combination" shall mean the Company's initial acquisition of one or more domestic or international operating businesses or assets with a fair market value of at least 80% of the Company's net assets held in trust (net of taxes and amounts permitted to be disbursed for working capital purposes and excluding the amount held in the Trust Account representing deferred underwriting discounts and commissions) at the time of such acquisition through a merger, capital stock exchange, asset or stock acquisition, exchangeable share transaction or other similar business combination.

        Section 7.    Forfeiture of Sponsor Warrants

          Section 7.1    Failure to Consummate Business Combination.    All of the Sponsor Warrants initially shall be subject to forfeiture to the Company in accordance with this Section 7. The Sponsor Warrants shall be forfeited to the Company in the event that the Company does not consummate a Business Combination within 24 months after the closing of the IPO.

          Section 7.2    Termination of Rights as Stockholder; Escrow.    If the Sponsor Warrants are forfeited in accordance with this Section 7, then after such time the Subscribers purchasing such Sponsor Warrants (or their respective successors in interest), shall no longer have any rights as holders of such Sponsor Warrants, and the Company shall take such action as is appropriate to cancel such Sponsor Warrants. To effectuate the foregoing, all certificates representing the Sponsor Warrants shall be held in escrow as provided in Section 6 hereof. In addition, each Subscriber hereby irrevocably grants the Company a limited power of attorney for the purpose of effectuating the foregoing.

        Section 8.    Rescission Right Waiver and Indemnification.

          Section 8.1 Each of the Subscribers understands and acknowledges that an exemption from the registration requirements of the Securities Act requires that there be no general solicitation of purchasers of the Sponsor Warrants and Co-Investment Units. In this regard, if the offering of the Units in the IPO were deemed to be a general solicitation with respect to the Sponsor Warrants or Co-Investment Units, the offer and sale of such Sponsor Warrants or Co-Investment Units may not be exempt from registration and, if not, the Subscribers may have a right to rescind their purchases of the Sponsor Warrants or Co-Investment Units, as applicable. In order to facilitate the completion of the Offerings and in order to protect the Company, its stockholders and the Trust Account from claims that may adversely affect the Company or the interests of its stockholders, each of the Subscribers hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of its purchase of Securities. Each of the Subscribers acknowledges and agrees that this waiver is being made in order to induce the Company to sell the Sponsor Warrants and Co-Investment Units, as applicable, to the Subscribers. Each Subscriber agrees that the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims, or proceedings (collectively, "Claims") and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith, including reasonable attorneys' and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Sponsor Warrants and Co-Investment Units, as applicable, hereunder or relating to the purchase of the Sponsor Warrants or Co-Investment Units, as applicable, and the transactions contemplated hereby.

          Section 8.2 Each Subscriber agrees not to seek recourse against the Trust Account for any reason whatsoever in connection with his purchase of Securities or any Claim that may arise now or in the future.

          Section 8.3 Each Subscriber acknowledges and agrees that the stockholders of the Company are and shall be third-party beneficiaries of the foregoing provisions of this Agreement.

          Section 8.4 Each Subscriber agrees that to the extent any waiver of rights under this Section 8 is ineffective as a matter of law, each Subscriber has offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Each Subscriber acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard.

        Section 9.    Terms of the Securities.

        The Sponsor Warrants and the Co-Investment Warrants shall have terms and provisions set forth in the Warrant Agreement. The Securities and the shares of Common Stock and Warrants underlying the Securities will be granted certain registration rights. In addition, in the event that a registration statement with respect to the Common Stock underlying the Sponsor Warrants or the Co-Investment Warrants is not effective under the Securities Act, the Subscribers shall not be entitled to exercise the Sponsor Warrants or the Co-Investment Warrants and such Sponsor Warrants and Co-Investment Warrants may have no value and expire worthless.

        Section 10.    Assignment and Transfer.

          Section 10.1    Assignment of Sponsor Warrants.    Notwithstanding anything herein to the contrary, from the date hereof until the Sponsor Warrants Closing, each Subscriber that purchases Sponsor Warrants hereunder may assign to any of its controlled affiliates (collectively, the "Permitted Assignees"), the right to purchase any portion of the Sponsor Warrants (the "Assigned Sponsor Warrants"). In the event of such an assignment, such Permitted Assignees will assume such Subscriber's obligations under this Agreement in regards to the Assigned Sponsor Warrants. Each Permitted Assignee will pay to the Company at the Sponsor Warrants Closing an amount equal to the product of the Per Sponsor Warrant Price and the number of Assigned Sponsor Warrants to be purchased by such Permitted Assignee, and will be bound by the restrictions imposed on the Assigned Sponsor Warrants by this Agreement, including the restrictions set forth in Section 10.2 hereof. Each Permitted Assignee will execute a counterpart signature page to this Agreement, agreeing to be bound by the provisions of this Section 10. At the Sponsor Warrants Closing, the Company will deliver to such Permitted Assignees the certificates representing the Assigned Sponsor Warrants.

          Section 10.2    Transfer Restrictions on Sponsor Warrants.

          (a)   Except as permitted by Section 10.1, the Subscribers purchasing Sponsor Warrants hereunder shall not sell, offer to sell, contract or agree to sell, assign, hypothecate, pledge, donate, encumber, grant any option to purchase or otherwise dispose of any interest in the Sponsor Warrants or the Sponsor Warrant Shares until after the consummation of the Business Combination (the "Sponsor Warrants Lockup Period").

          (b)   Notwithstanding the foregoing, each Subscriber purchasing Sponsor Warrants hereunder may transfer any of the Sponsor Warrants (i) by gift to a member of the Subscriber's immediate family for estate planning purposes or to a trust, the beneficiary of which is the Subscriber or a member of the Subscriber's immediate family, (ii) if the Subscriber is not a natural person, by gift to a member of the immediate family of such Subscriber's controlling person for estate planning purposes or to a trust, the beneficiary of which is such Subscriber's controlling person or a member of the immediate family of such Subscriber's controlling person, (iii) by virtue of the laws of descent and distribution upon death of the Subscriber, or (iv) pursuant to a qualified domestic relations order; provided, however, that transfers permitted by this Section 10.2(b) may be implemented only upon the respective transferee's written agreement to be bound by the terms and conditions of this Agreement and of the Insider Letter (as defined in the Securities Escrow Agreement) signed by the Subscriber transferring such Sponsor Warrants and such other documents as the Company may reasonably require. During the Lockup Period, no Subscriber shall pledge or grant a security interest in such Subscriber's Sponsor Warrants or grant a security interest in such Subscriber's rights under this Agreement.

          Section 10.3    Assignment of Co-Investment Units.    Notwithstanding anything herein to the contrary, from the date hereof until the Co-Investment Units Closing, each Subscriber purchasing Co-Investment Units hereunder may assign to any Permitted Assignee the right to purchase any portion of the Co-Investment Units (the "Assigned Co-Investment Units"). In the event of such an assignment, such Permitted Assignees will assume such Subscriber's obligations under this Agreement in regards to the Assigned Co-Investment Units. Each Permitted Assignee will pay to the Company at the Co-Investment Units Closing an amount equal to the product of the Per Co-Investment Unit Price and the number of Assigned Co-Investment Units to be purchased by such Permitted Assignee, and will be bound by the restrictions imposed on the Assigned Co-Investment Units by this Agreement, including the restrictions set forth in Section 10.4 hereof. Each Permitted Assignee will execute a counterpart signature page to this Agreement, agreeing to be bound by the provisions of this Section 10. At the Co-Investment Units Closing, the Company will deliver to such Permitted Assignees the certificates representing the Assigned Co-Investment Units.

          Section 10.4    Transfer Restrictions on Co-Investment Units.

          (a)   Except as permitted by Section 10.3, the Subscribers purchasing Co-Investment Units hereunder shall not sell, offer to sell, contract or agree to sell, assign, hypothecate, pledge, donate, encumber, grant any option to purchase or otherwise dispose of any interest in the Co-Investment Units, the Co-Investment Shares, the Co-Investment Warrants or the Co-Investment Warrant Shares until 180 days after the consummation of the Business Combination (the "Co-Investment Units Lockup Period").

          (b)   Notwithstanding the foregoing, each Subscriber purchasing Co-Investment Units hereunder may transfer any of the Co-Investment Units (i) by gift to a member of the Subscriber's immediate family for estate planning purposes or to a trust, the beneficiary of which is the Subscriber or a member of the Subscriber's immediate family, (ii) if the Subscriber is not a natural person, by gift to a member of the immediate family of such Subscriber's controlling person for estate planning purposes or to a trust, the beneficiary of which is such Subscriber's controlling person or a member of the immediate family of such Subscriber's controlling person, (iii) by virtue of the laws of descent and distribution upon death of the Subscriber, or (iv) pursuant to a qualified domestic relations order; provided, however, that transfers permitted by this Section 10.4(b) may be implemented only upon the respective transferee's written agreement to be bound by the terms and conditions of this Agreement and of the Insider Letter signed by the Subscriber transferring such Co-Investment Units and such other documents as the Company may reasonably require. During the Lockup Period, no Subscriber shall pledge or grant a security interest in such Subscriber's Co-Investment Units or grant a security interest in such Subscriber's rights under this Agreement.

        Section 11.    Failure to Purchase Co-Investment Units.

        The Subscribers purchasing Co-Investment Units hereunder and the Company understand and agree that in the event that any such Subscriber (a "Non-Purchasing Subscriber"), or any such Non-Purchasing Subscriber's Permitted Assignee, fails to purchase the Co-Investment Units in accordance with, and subject to, the terms of this Agreement, the Company will purchase, and such Non-Purchasing Subscriber will sell, for a purchase price of $0.0003 per unit, all of the Founder Units (as defined in the Founder Unit Subscription Agreement, dated as of November 13, 2007, among the Company and the purchasers listed therein) purchased by such Non-Purchasing Subscriber (after giving effect to any redemption of Founder Units as a result of the failure of the underwriters of the IPO to exercise their over-allotment option in full).

        Section 12.    Failure to Consummate IPO

        If the Company does not consummate the IPO for any reason, the Company shall either return to each Subscriber purchasing Sponsor Warrants hereunder the Sponsor Warrants Purchase Price paid by such Subscriber, without interest, as soon as practicable thereafter or the Company shall instruct the Trustee holding such funds to do so.

        Section 13.    Miscellaneous.

          Section 13.1    Governing Law; Venue; Waiver of Jury Trial.    This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws thereof. The parties agree that any action brought by either party to interpret or enforce any provision of this Agreement shall be brought in, and each party agrees to, and does hereby, submit to the jurisdiction and venue of, the appropriate state or federal court for the district encompassing the Company's principal place of business. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

          Section 13.2    Entire Agreement.    This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

          Section 13.3    Amendment.    Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

          Section 13.4    Binding upon Successors.    This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

          Section 13.5    Independent Counsel.    Each Subscriber acknowledges that this Agreement has been prepared on behalf of the Company by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, and that Skadden, Arps, Slate, Meagher & Flom LLP does not represent, and is not acting on behalf of, such Subscriber. Each Subscriber has been provided with an opportunity to consult with such Subscriber's counsel with respect to this Agreement.

          Section 13.6    Notices.    All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) the next business day if sent by confirmed facsimile, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the other party hereto at such party's address hereinafter set forth on the signature page hereto, or at such other address as such party may designate by ten (10) days advance written notice to the other party hereto.

          Section 13.7    Indemnification.    Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such party's breach of any representation, warranty, covenant or agreement in this Agreement.

          Section 13.8    Counterparts.    This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a ".pdf" format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or ".pdf" signature page were an original thereof.

          Section 13.9    Survival.    The representations, warranties, covenants and agreements of the parties hereto shall survive the Sponsor Warrants Closing and the Co-Investment Units Closing.

          Section 13.10    Severability.    In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

          Section 13.11    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:
THIRD WAVE ACQUISITION CORP.
By:	/s/ MATTHEW EBY
Name: Matthew Eby Title: Chief Financial Officer
Address:
591 West Putnam Avenue Greenwich, Connecticut 06830
SUBSCRIBER:
BSS THIRD WAVE INVESTORS LLC
By:	/s/ BARRY S. STERNLICHT
Name: Barry S. Sternlicht Title: Chief Executive Officer
Address:
591 West Putnam Avenue Greenwich, Connecticut 06830
SUBSCRIBER:
ARROW THIRD WAVE LLC
By:	/s/ MAL SERURE
Name: Mal Serure Title: Managing Member
Address:
499 Park Avenue New York, New York 10022

[Sponsor Warrants and Co-Investment Units Subscription Agreement]

Schedule I

Subscriber	Number of Sponsor Warrants to be Purchased	Sponsor Warrants Aggregate Purchase Price	Number of Co-Investment Units to be Purchased	Co-Investment Units Aggregate Purchase Price
BSS Third Wave Investors LLC	5,850,000	$5,850,000	2,625,000	$26,250,000
Arrow Third Wave LLC	1,950,000	$1,950,000	875,000	$8,750,000

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  Exhibit 10.14
SPONSOR WARRANTS AND CO-INVESTMENT UNITS SUBSCRIPTION AGREEMENT
Schedule I